UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 25, 2009

Date of Report (Date of Earliest Event Reported)

KENMAR GLOBAL TRUST

(Exact name of Registrant as Specified in its Charter)

Delaware	333-08869	06-6429854
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 King Street, Rye Brook, New York 10573

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (914) 307-7000

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Kenmar Global Trust (“Registrant”), entered into Amendment No. 1 dated February 23, 2009 to its Demand Promissory Note (“Note”) with Preferred Investment Solutions Corp. (“Preferred”), the managing owner of Registrant, to reflect that the unpaid portion of the principal amount of the Note shall be due and payable by Preferred, with interest on August 31, 2010.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

4.2	Amendment No. 1 dated February 23, 2009 to Demand Promissory Note by Preferred Investment Solutions Corp. to Kenmar Global Trust

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following person on behalf of the Registrant in the capacity indicated on February 25, 2009.

KENMAR GLOBAL TRUST
(Registrant)

	By:	Preferred Investment Solutions Corp., its Managing Owner

Date: February 25, 2009	By:	/s/ Lawrence S. Block
Name: Lawrence S. Block
Title: Senior Vice President and General Counsel